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                                                       LEASE

         THIS LEASE made and entered into this 16th day of December, A.D., 1996, by and between Rose & Ken, Inc., a Florida corporation, hereinafter called "LESSOR," whose principal office is at 2315 Beach Boulevard, Jacksonville, Beach, FL 32205, and Boat Tree, Inc., a Florida corporation, hereinafter called "LESSEE."

         1.       PREMISES

                  LESSOR, for and in consideration of the covenants and agreements hereinafter contained and made on the part of LESSEE, does hereby demise and Lease to LESSEE the premises known as 2079 Beach Boulevard, in the City of Jacksonville Beach, County of Duval, and State of Florida (hereinafter the "Leased Premises"). Ingress, egress and parking areas will be for common use of the LESSOR, LESSEE and all other tenants. LESSOR agrees, at its cost and expense, and at all times in compliance with all applicable laws, to finish the Leased Premises in accordance with the specifications dated ______________________ which have been initialed by the parties and attached hereto as Composite Exhibit A. The LESSOR shall complete the improvements within 90 days from the execution of this Lease but this period shall be extended for all delays in construction resulting from causes beyond the control of the LESSOR. Notwithstanding any terms or conditions to the contrary or otherwise set forth in this Lease, in the event that such construction is not completed in accordance with the terms and conditions of this Lease, for any reason whatsoever, within 150 days following the execution of this Lease, then the LESSEE shall have the option to cancel and terminate this Lease, in which event the Lease shall be deemed void and of no further force or effect between the parties whatsoever. Any changes in the attached specifications requested or required by the LESSEE shall be made only upon a written order signed by the LESSEE and the LESSOR. All such change orders shall state the cost of the change, which cost shall be paid by the LESSOR, unless otherwise agreed, within 30 days from the date of the written change order. With the exception of the above-referenced change orders, if any, that may be requested or required by the LESSEE, any and all expenditures necessary or required to complete construction in accordance with the specifications that may result from additional or concealed conditions, foreseen or unforeseen, relative to such construction shall be borne by the LESSOR and not by the LESSEE.

2.       TERM

         2.1      Initial Term.

                  The initial term of this Lease shall be for a five (5) year term commencing on the first day of the month in which the LESSEE first occupies the Leased Premises, and terminating five (5) years thereafter. The parties agree to confirm in writing the commencement and expiration dates in writing upon occupancy by the LESSEE in the form attached hereto as Exhibit B.




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         2.2      Options to Extend Term.

                  Provided that LESSEE shall have performed the terms and conditions of this Lease including, but not limited to, the agreement to pay rent, then and in that event, the LESSEE shall have the option to renew this Lease, upon the same terms and conditions for two (2) successive terms of five
(5) years each. To exercise the option, the LESSEE shall give written notice to LESSOR of the LESSEE's election to exercise the option not less than six (6) months prior to the expiration of the then existing term.

         2.3      Early Termination Option.

Provided that the LESSEE shall have performed the terms and condition of this Lease including, but not limited to, the agreement to pay rent, then the LESSEE shall have the option to terminate this Lease prior to its expiration at any time after the first twenty-four (24) months of this Lease. The option to terminate early shall L#e exercised by LESSEE giving written notice to the LESSOR of its election to terminate early not less than three (3) months prior to the early termination date. Such notice shall be accompanied by an early termination fee of $30,000.00 payable at the time the notice of the election for early termination is given to the LESSOR. Any early termination shall be without prejudice to LESSOR's right to collect any sums due to LESSOR through the date of termination.

         3.       RENT.

     A. LESSEE shall pay no basic monthly rent for the first two months of the term of this Lease.

     B. Following the first two months and continuing during the remaining term of this Lease, the LESSEE shall pay on the first day of each month to the LESSOR rent and other charges, without demand or notice. During the term of this Lease and during each option period, rent shall be $4,500.00 per month plus sales tax plus an annual payment equal to two (2%) percent of LESSEE's Gross Sales (hereinafter defined) in excess of $3,500,000.00 annually. Gross Sales include the total of all sales of new and used boats and excludes the sale of other merchandise or accessories and sales taxes. Installment sales shall be treated as a sale for the full price in the month in which the sale is made. On or before the 20th day of each lease year during the term and the year following the expiration or termination of this Lease, LESSEE shall deliver to LESSOR a statement of Gross Sales made during the preceding twelve-month period. For purposes of this provision, lease years shall be successive, twelve-month periods beginning with the first day of the month in which the Lease term commences. If an accounting is required for a period less than the prescribed twelve-month accounting period, the percentage rent due based on Gross Sales shall be prorated for such shorter period. The LESSEE's statement of Gross Sales shall be verified by a duly qualified officer or representative of the LESSEE. The LESSEE shall maintain with respect to the business transacted at the Leased Premises, sufficient information to permit a calculation of Gross Sales and the LESSOR shall have the right to examine such books and records at any


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reasonable time.

                  C. LESSEE shall be liable for and shall pay all taxes levied upon personal property and trade fixtures located in the Leased Premises whether placed therein or owned by the LESSEE or the LESSOR.

                  D. In the event the rent is not received by the LESSOR on or before the fifth day of the month, the LESSEE shall be liable for and shall pay, as and for additional rent, a charge of 1 % of the normal monthly rent per day late up to the fifteenth day following the due date. All such additional rent shall be paid by the LESSEE not later than the fifth day of the following month if not sooner paid.

                  E. In no event shall rent be subject to setoffs or deductions. No payment by the LESSEE or receipt by the LESSOR of a lesser amount than actually due, including, if appropriate, late charges, shall be deemed other than a payment on account of the earliest rent or additional rent due, nor shall any endorsement or statement on any check or on any letter accompanying any check or payment as rent be deemed ~n accord and satisfaction and the LESSOR may accept such check or payment without prejudice to the right to recover the balance of the rent or additional rent, to terminate this Lease for LESSEE's default or to pursue any other remedy provided for in this Lease.

                  F. In addition to the rent called for by Sub-Paragraph (B). all other charges required to be paid by LESSEE under the provisions of this Lease shall be deemed to be and become additional rent, whether or not the same be designated as such; provided, however, all provisions dealing with abatement of rent shall be construed to permit the abatement of the Sub- Paragraph (B) rent component only and not any other sums due from LESSEE to LESSOR.

         4.       UTILITY CHARGES

                  LESSEE agrees to pay all utility charges which may be levied, assessed or imposed upon said Leased Premises. Should LESSEE fail to pay any billing for such charges when due, LESSOR may, but is not required to, pay such billing in which event the amount so paid shall be additional rental then due and owing. LESSOR shall not be liable for any interruption or failure whatsoever in utility services or for any damage resulting to the LESSEE of the Leased Premises therefrom.

         5.       PREPAID RENT

                  The LESSEE shall upon the execution of this Lease deposit with the LESSOR as prepaid rent for the third month of the Lease the sum of $4,500.00 plus sales tax. LESSEE shall upon occupancy deposit with the LESSOR as prepaid rent for the 36th month of the Lease, the sum of $4,500.00 plus sales tax.



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                  It is agreed by and between the parties  that the amounts paid hereunder shall be prepaid rent for the designated months. In the event the LESSEE shall default in the payment of any monthly rental installment or any other rental payment and such default remains uncured within the time allowed under the terms of this Lease, then the LESSOR shall have the right but not the obligation to apply sufficient sums from the prepaid rent for the payment of said rent arrearage plus any interest which may be due. When such rent arrearage is cured by the payment of appropriate sums due by the LESSEE, the LESSOR shall credit the amount paid to the prepaid rent hereunder provided no other moneys are then owing to LESSOR by LESSEE by virtue of any provision of this Lease.

         6.       PURPOSE

                  The Leased Premises shall be used only for the sale of new and used boats and accessories. Sale of used boats shall be limited to used boats taken as trade-ins related to sales of new boats made from the Leased Premises. LESSOR agrees that during the term of this Lease including any extensions, LESSEE shall have the exclusive right, within the marina of which the Leased Premises are a part, to sell new boats and the rental of boats and the rental of jet skis and jet boats. The LESSOR reserves the right to have other used boat brokers and marine store facilities within the Marina of which the Leased Premises are a part.

                  The LESSOR agrees to perform any and all necessary service work on boats or vessels that may be required by the LESSEE or its customers. LESSEE shall have the right to approve the mechanics assigned to work performed for LESSEE, which approval shall not be unreasonably withheld. LESSOR will charge LESSEE an hourly mechanic's fee of $25.00 per hour. The LESSOR reserves the right to change the hourly mechanic's fee in the event the LESSOR changes the hourly labor rates it generally charges all of its customers. LESSEE agrees during the term of this Lease, including any extension, to sell to LESSOR parts and materials for use in LESSOR's marine service business for an amount equal to LESSEE's cost plus 5%. The LESSOR will not charge the LESSEE any lift charges for the first 1 2 months of the Lease unless the LESSEE charges its customers for a lift charge. In the event the LESSEE charges its customers for a lift charge, the LESSOR shall be authorized and allowed to charge the LESSEE for lift charges at 50% of the amount normally charged to customers. Following the first 1 2 months of the Lease, the LESSOR may charge the LESSEE for lift charges at a rate to be agreed to by the parties.

         7.       ASSIGNMENT OR SUBLETTING

         LESSEE shall not assign or sublet the Leased Premises in whole or in part to any person, firm or corporation, without the prior written consent of LESSOR, which consent shall not be unreasonably withheld. No subletting or assignment of this Lease shall relieve the LESSEE from any of its obligations hereunder.

         8.       INSURANCE


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         LESSEE agrees to maintain the following insurance coverages:

         A. Public liability insurance in such amounts as may be necessary to indemnify against any loss and which insurance policy shall specifically cover LESSOR as a named insured in amounts of $1,000,000.00 in case of injury to one person and $1,000,000.00 in case of injury to more than one person and to the limit of not less than $100,000.00 in respect to property damage, medical payments of $250.00 each person and $10,000.00 each accident.

                  B. Broad form casualty coverage for the LESSEE's contents (including any equipment which is included with this Lease) and signs including extended coverage clauses.

                  C. Proof of all insurance required hereunder shall be delivered to LESSOR prior to delivery of possession to the LESSEE and proof of continuing coverage shall be delivered as and when the initial coverage expires or is terminated.

                  D. LESSEE agrees that the LESSOR shall have no liability whatsoever or to any extent for or on account of any injury to any property of LESSEE or LESSEE at any time for or on account of the destruction of LESSEE's property in or around the Leased Premises, it being the parties' agreement that the LESSEE shall bear all risk of loss associated with its property.

         LESSEE agrees to furnish LESSOR with a certificate or certificates of such insurance policy or policies, stating therein the number of each such policy and the date of expiration of each policy. Each of the policies must contain a provision that the same may not be canceled without the giving of ten days prior written notice to LESSOR herein. All insurance must be written with carriers acceptable to LESSOR, which acceptance shall not be unreasonably withheld. In the event LESSEE fails to obtain and maintain the required insurance, LESSOR, or its representative, is hereby authorized (but not required) to procure the foregoing insurance for LESSEE and LESSEE agrees to pay the cost of the premium therefor on demand, and such sum shall be deemed to be additional rent.

         9.       FIXTURES

                  All of LESSEE's trade fixtures and other fixtures and all personal property, apparatus, machinery and equipment installed by LESSEE on the Leased Premises (other than those provided by LESSOR) except such as have been affixed thereto, shall be and remain the personal property of the LESSEE and the same are herein referred to as "LESSEE's equipment." LESSEE's equipment may be removed from time to time by LESSEE provided it is not in default under the terms of this Lease and provided, if such removal shall injure or damage the Leased Premises, that LESSEE shall repair the damage and place the Leased Premises in the same condition as it would have been if such equipment had not been installed and removed.

         10.       CONDITION OF THE PREMISES



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         LESSEE's taking  possession  shall be conclusive  evidence,  as against
LESSEE, that the Leased Premises were in good order and satisfactory condition when LESSEE took possession hereunder. LESSOR has made no promise to alter, remodel, improve, repair, decorate or clean the Leased Premises or any part thereof, except as stated in Paragraph One (1) of this Lease, and has made no representation respecting the condition of the Leased Premises or the building. At the termination of this Lease, by lapse of time or otherwise, LESSEE shall return the Leased Premises in as good condition as when LESSEE took possession, ordinary wear and tear and any approved alterations or other approved changes excepted, failing which LESSOR may restore the Leased Premises to such condition and LESSEE shall pay the cost thereof upon request. LESSEE's prepaid rent balance, if any, shall be applied against these costs.


         11.      USE AND CARE OF PREMISES AND INDEMNITY

         LESSEE covenants and agrees that he will not use or permit any person to use said Leased Premises or any part thereof for any use or purpose in violation of the laws of the United States of America, the State of Florida, City of Jacksonville Beach, County of Duval or ordinances or other regulations of the municipality in which said Leased Premises are situated or of any other lawful authorities. During the term hereof LESSEE will keep the Leased Premises and every part thereof in a clean and wholesome condition. LESSEE will in all respects and at all times fully comply with all lawful health, fire and police regulations.

         LESSEE will save LESSOR harmless and indemnify the LESSOR from and against any and all claims, actions, damages, liability and expenses, including attorney's fees, in connection with loss of life, personal injury or loss or damage of whatever nature, including property damage caused by or resulting from or claimed to have been caused by or to have resulted from, wholly or in part, any act, omission, or negligence of the LESSEE or anyone claiming under the LESSEE including, but without limitation, invitees, agents, associates, employees, servants, and contractors, occurring in, upon or at the Leased Premises, or arising out of the occupancy or use by the LESSEE of the Leased Premises or any part thereof. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any such injury, loss or damage, or any such claim, or any proceeding brought thereon or the defense thereof. If LESSEE or anyone claiming under LESSEE, or the whole or any part of the property of LESSEE, shall be injured, lost or damaged by theft, fire, water or steam or in any other way or manner, whether similar or dissimilar to the foregoing, no part of said injury, loss or damage is to be borne by the LESSOR or its agents. The LESSEE agrees that the LESSOR shall not be liable to the LESSEE or anyone claiming under the LESSEE for any injury, loss or damage that may be caused by or result from any act, omission, default or negligence of any persons occupying adjoining premises or any other part of the building or property. In the event the LESSOR shall, without fault on its part, be made a party to any litigation commenced by or against the LESSEE, the LESSEE shall protect and hold LESSOR harmless from and shall pay all costs, expenses, and reasonable attorney's fees that may be incurred or paid by the LESSOR in enforcing this hold harmless and indemnity agreement.


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         LESSOR  will save LESSEE  harmless  and  indemnify  the LESSEE from and against any and all claims, actions, damages, liability and expenses, including attorney's fees, in connection with loss of life, personal injury or loss or damage of whatever nature, including property damage caused by or resulting from or claimed to have been caused by or to have resulted from, wholly or in part, any act, omission, or negligence of the LESSOR or anyone claiming under the LESSOR including, but without limitation, LESSOR's invitees, agents, associates, employees, servants, and contractors, occurring in, upon or at the Leased Premises. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any such injury, loss or damage, or any such claim, or any proceeding brought thereon or the defense thereof. The LESSOR agrees that the LESSEE shall not be liable to the LESSOR or anyone claiming under the LESSOR for any injury, loss or damage that may be caused by or result from any act, omission, default or negligence of any persons occupying adjoining premises or any other part of the building or property. In the event the LESSEE shall, without fault on its part, be



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made a party to any  litigation  commenced by or against the LESSOR,  the LESSOR shall protect and hold LESSEE harmless from and shall pay all costs, expenses, and reasonable attorney's fees that may be incurred or paid by the LESSEE in enforcing this hold harmless and indemnity agreement.

         12.      REPAIRS AND REPLACEMENTS

         A. The LESSOR shall maintain the roof, exterior walls, air conditioning and heating equipment and fire sprinkler systems of the building of which the Leased Premises are a part in good repair and tenantable condition during the continuance of the Lease, except in case of damage arising from the act or the negligence of the LESSEE, its agents or employees. For the purpose of so maintaining the Leased Premises, the LESSOR reserves the right at reasonable times to enter and inspect the Leased Premises and to make any necessary repairs to the building, including temporary cessation of services, including elevator, heating, water, electricity or air conditioning. LESSEE shall be responsible for the cost of all repairs necessitated by the intentional acts or negligence of the LESSEE, its agents, servants, employees or invitees.

         B. LESSEE covenants and agrees at LESSEE's own expense to keep the interior of the Leased Premises and all plate glass and fixtures'and the doors, doorjambs, and thresholds at all times in good repair, order and condition, except for such repairs as are necessitated by fire or other perils provided for by extended coverage clauses of policies of insurance carried by the LESSEE, and except such repairs for damage or loss caused by the sole negligence of LESSOR. Maintenance and repair of the air conditioning and heating equipment shall be the LESSOR's responsibility; maintenance and repair of the plumbing and electrical services in the Leased Premises shall be LESSEE's sole responsibility throughout the entire term of this Lease and any extensions hereof. The LESSEE agrees to maintain the Leased Premises and its systems and equipment in the same condition, order and repair as they are at the commencement of this Lease. LESSEE shall immediately make repair of any damage to the Lea~ed Premises, its systems and equipment or the building of which it is a part caused by the LESSEE, its agents or invitees.

         C. If damage, which LESSEE is required to repair, is caused by perils not covered by insurance, and LESSEE shall fail to commence repairing the damage and complete same within a reasonable time, or if LESSEE shall fail to keep the Leased Premises in a good state of maintenance and repair, LESSOR shall have the right, but not the obligation, to repair and/or maintain, and any amounts so expended by LESSOR shall be charges to LESSEE as additional rent due and payable on the first day of the month following.

         D. At any time or times LESSOR, either voluntarily or pursuant to governmental requirement, may, at LESSOR's own expenses, make repairs, alterations or improvements in or to the building in which the Leased Premises are located, or any part thereof including the Leased Premises, and during operations, may close entrances, doors, corridors, elevators or other facilities, all without any liability to LESSEE by reason of interference, inconvenience or annoyance. LESSOR shall not be liable to LESSEE for any expense, injury, loss or damage


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     resulting  from work done in or upon, or the use of, any adjacent  premises or nearby building, land, street or alley. LESSEE shall pay LESSOR for overtime and for any other expenses incurred in event repairs, alteration, decorating or other work in the Leased Premises at LESSEE's request are not made during ordinary business hours.


         13.      ALTERATIONS

         LESSEE shall make no alterations, additions or improvements in or to the Leased Premises without the prior written consent of LESSOR.

         14.      DESTRUCTION

         In the event the Leased Premises shall be destroyed or so damaged or injured by fire or other casualty during the term of agreement, whereby the same shall be rendered untenantable, then LESSOR shall have the right, but not the obligation, to render said Leased Premises tenantable by repairs within 180 days therefrom. In the event the LESSOR elects to repair the Leased Premises, the rent for the Leased Premises shall abate in proportion to the interference with the LESSEE's use of the Leased Premises until the repairs are complete unless the repairs are caused by the negligence or fault of the LESSEE in which event rent shall continue in the full amount called for by this Lease. If said Leased Premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation, the proportionate rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

         15.      CONDEMNATION

         In the event that the whole or any substantial part of the Leased Premises shall be permanently taken or condemned for a public or quasi-public use or purpose by any competent authority, then and in that event the term of this Lease and any interest of LESSEE in the Leased Premises shall terminate from the date when possession of the Leased Premises shall be required for such use or purpose. The then current basic rental shall in such case be apportioned as of the date of termination of the Lease. If, however, only a portion of the Leased Premises is so taken which only partially affects the occupancy or use of the Leased Premises by LESSEE, then and in such event, the rent shall be adjusted accordingly but this Lease shall otherwise continue in full force and effect.

         16.      SIGNS

         LESSEE shall not attach, affix or exhibit or permit to be attached, affixed or exhibited, any sign in or upon any place in the Leased Premises without the prior written consent of LESSOR, which shall not be unreasonably withheld. The LESSEE shall be allowed from time to time to display messages on the LESSOR's electronic message sign at no additional charge to the LESSEE. LESSOR reserves the right to impose a reasonable charge for use of the electronic sign but only in the event such a charge is being imposed on all other tenants using the electronic sign. The use of the electronic message sign shall be non-exclusive and shall be in conjunction with and


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     coordinated with the LESSOR's use and the use of the other occupants of the
Marina of which the Leased Premises are a part. The LESSOR does not guarantee any particular minimum amount of usage of the LESSOR's electronic sign.

         17.      SUBORDINATION

         This Lease and all rights of LESSEE hereunder are and shall be subject to the lien of any and all mortgages which may now or hereafter affect the Leased Premises, and to all renewals, modifications and extensions thereof. LESSEE shall, upon demand, execute, acknowledge and deliver to LESSOR without expense to LESSOR, any and all instruments that may be necessary or proper to subordinate this Lease and all rights hereunder to the lien of any such mortgages and any renewals, modifications and extensions thereof. Should LESSEE fail at any time to execute and deliver such subordination instruments, LESSOR is hereby authorized to execute, acknowledge and deliver same as attorney-in-fact of LESSEE and in LESSEE's name, place and stead, and LESSEE hereby makes, constitutes and appoints LESSOR, its successor and assigns, such attorney-in-fact for~said purpose.

         18.      LESSOR'S REMEDIES

         LESSOR shall have the following nonexclusive remedies under this Lease:

                  A. If LESSEE defaults in the payment of rent, and does not cure the default within ten (10) days after demand for payment of such rent, or if LESSEE defaults in the prompt and full performance of any other provisions of this Lease, and LESSEE does not cure the default within thirty (30) days (forthwith if the default involves a hazardous condition) after written demand by LESSOR that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith upon the LESSOR's demand) or if the Leasehold interest of LESSEE be levied upon under execution or be attached by process of law, or if LESSEE makes an assignment for the benefit of creditors, or if a receiver be appointed for any property of LESSEE, or if LESSEE abandons the Leased Premises, then and in any such event LESSOR may, if LESSOR so elects but not otherwise, and with or without notice of such election and with or without any demand whatsoever either forthwith terminate this Lease and LESSEE's right to possession of the Leased Premises or, without terminating this Lease, re-enter the Leased Premises and re-let the Leased Premises for LESSEE's account.

                  B. Upon any termination of this Lease whether by lapse of time or otherwise, or upon any termination of LESSEE's right to possession without termination of the Lease, LESSEE shall surrender possession and vacate the Leased Premises immediately, and deliver possession thereof to LESSOR. LESSEE hereby grants to LESSOR full and free license to enter into and upon the Leased Premises in such event with or without process of law and to expel or remove LESSEE and any others who may be occupying or within the Leased Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing LESSOR's rights to rent or any other right given to LESSOR hereunder or by operation of law.

                  C. Upon the termination of this Lease or upon termination of LESSEE's right of possession, LESSEE will at once surrender and deliver up said Leased Premises to LESSOR, together with all fixtures attached to and becoming part of the Leased Premises in as good condition as when LESSEE took possession, ordinary wear and tear and any alterations and approved changes, and any damage caused by perils covered by insurance, excepted. The improvements then standing upon the Leased Premises shall belong to LESSOR, and no compensation shall be allowed or paid therefor. In the event of the termination of this Lease prior to its normal expiration, because of any default on the part of LESSEE, LESSEE shall not be entitled to remove any of his trade fixtures and equipment until all sums due LESSOR under this Lease shall have been paid in full for the full remaining term thereof.

                  D. LESSEE shall pay to LESSOR as liquidated damages, double the amount of rent, and interest thereon, for each month or portion thereof during which LESSEE retains possession of the Leased Premises or any part thereof after expiration of the term by lapse of time.

                  E. After the service of notice of default or for possession, or the commencement of a suit, or after final judgment for the possession of said Leased Premises, LESSOR may receive and collect the amount stipulated in the'Lease as rent, at the time fixed in the Lease, as compensation for the use and occupation of the Leased Premises, without waiver of the defaults or of the right to recover possession of the Leased Premises.

                  F. Each and every installment of rent or additional rent accruing under the covenants of this Lease which shall not be paid when due shall bear interest at the maximum rate permitted by law from the day when the same is payable under the terms of this Lease until the same shall be paid. All sums advanced or paid by LESSOR shall become additional rent under the terms of this Lease due and payable on the date of the advance or payment of said sums by LESSOR.

                  G. LESSEE shall pay all costs and reasonable attorneys' fees which may be incurred or paid by LESSOR in enforcing or interpreting the covenants and agreements of this Lease, and in representing LESSOR in any proceeding for bankruptcy relief filed by or against the LESSEE or any individual guarantor of this Lease. All such costs and reasonable attorney's fees when paid by LESSOR shall become at once a first and valid lien upon the LESSEE's equipment and fixtures on said Leased Premises and upon the leasehold estate hereby created.

                  H. Any and all property which may be removed from the Leased Premises by LESSOR pursuant to the authority of the Lease or of law, to which LESSEE is or may be entitled, may be handled, removed or stored by LESSOR at the risk, cost and expense of LESSEE. LESSOR shall in no event be responsible for the value, preservation or safekeeping thereof. LESSEE shall pay to LESSOR, as and for additional rent, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in LESSOR's possession or under LESSOR's control, or LESSOR may at its option, without notice, sell the said effects or any of the same for such price as LESSOR may deem best and apply the proceeds of such sale upon any amounts due under this Lease from LESSEE to LESSOR, including the expenses of the removal and sale. Any property of LESSEE not removed from the Leased Premises or retaken from storage by LESSEE within thirty (30) days after the end of the term, however terminated, shall be conclusively deemed to have been conveyed or transferred by LESSEE to LESSOR.


                  I. If LESSEE abandons the Leased Premises or otherwise entitles LESSOR so to elect, and LESSOR so elects to terminate LESSEE's right to possession only, without terminating the Lease, LESSOR may at LESSOR's option enter into the Leased Premises, remove LESSEE's signs and other evidences of tenancy, and take and hold possession thereof as in Paragraph (H) of this Section, without such entry and possession terminating the Lease or releasing LESSEE, in whole or in part, from LESSEE's obligation to pay the rent hereunder for the full term. Upon and after entry into possession without termination of the Lease, LESSOR may, but need not, relet the Leased Premises or any part thereof for the account of LESSEE for such rent, for such time and upon such terms as LESSOR in LESSOR's sole discretion shall determine. LESSOR shall not be required to accept any tenant offered by LESSEE or to observe any instruction given by LESSEE about such reletting. In any such case, LESSOR may make repairs, alteration and additions in or to the Leased Premises, and redecorate the same to the extent deemed by LESSOR necessary or desirable, and LESSEE shall, upon demand, pay the cost thereof as additional rent, together with LESSOR's expenses of the reletting. If the consideration collected by LESSOR upon any such reletting for LESSEE's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating and LESSOR's expenses, LESSEE shall pay to LESSOR, as and for additional rent, the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of LESSOR, at the end of the stated terms of the Lease, LESSOR shall account for the surplus to LESSEE.

         19.      PARKING

         Parking spaces for LESSEE, its employees and customers shall be those located in front of the Leased Premises. Employee parking may be controlled at the reasonable discretion of the LESSOR to the mutual advantage of all tenants. The LESSEE shall be allowed to use a portion of the existing fenced in area as shown on the drawing of the Leased Premises, Exhibit A hereto. LESSEE shall be allowed to use no more than 25% of the total fenced in area, at no additional charge. LESSEE's use of the fenced area shall be solely at LESSEE's risk and LESSOR shall have no responsibility whatsoever for any property stored therein. LESSEE shall also have the right to display boats during hours of operation in the parking lot immediately in front of the Leased Premises. All boats which may be displayed in the parking lot must be removed at night and placed within the Leased Premises or within the designated fenced area. The LESSEE shall not be allowed to display boats at any time the LESSEE is not open for business. The LESSEE's right to display boats shall be subject to the rules, regulations and ordinances of all state and local governmental bodies.

         20.      ENTRY

         LESSOR, its agents, employees and contractors may enter the Leased Premises during reasonable hours for the purpose of making inspections, repairs or alterations or improvements connected with the Leased Premises or the building of which it is a part.

         21.      ENTIRE AGREEMENT

         This Lease contains the entire agreement and understanding between the parties. There are no oral understandings, terms or conditions and neither party has relied upon any representation, expressed or implied, not contained in this Lease. All prior understandings, terms or conditions are deemed merged in this Lease. This Lease may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         22.      FURTHER ASSURANCES

         The parties agree to execute and deliver any instruments in writing reasonably necessary to carry out any agreement, term, condition or assurance in this Lease whenever occasion shall arise and request for such instrument shall be made in accordance with terms of this Lease.

         23.      SAVINGS CLAUSE

         If  any   provision  of  this  Lease  shall  be  declared   invalid  or
unenforceable, the remainder of the Lease shall continue in full force and effect.

         24.      COMPLIANCE WITH RULES

         LESSEE shall observe and comply with such reasonable rules and regulations as LESSOR may prescribe, on written notice to LESSEE, for the safety, care and cleanliness of the building and the comfort, quiet and convenience of other occupants of the building. LESSEE shall not permit the accumulation of waste or refuse in the Leased Premises or anywhere in or near the building.

         25.       NO WAIVER

         The failure of either party to insist on a strict performance of any covenant or condition hereof or to exercise any option, shall not be construed as a waiver of such covenant, condition or option in any other instance.

         26.      CONDITIONS OF LESSOR'S LIABILITY

     LESSEE shall not be entitled to claim a constructive eviction from the Leased Premises unless LESSEE shall have first notified LESSOR in writing of the condition or conditions giving rise thereto and, if the complaints be justified, unless LESSOR shall have failed within a reasonable time after receipt of such notice to remedy such conditions.

         27.      RIGHT TO SHOW PREMISES

         LESSOR may show the Leased Premises to prospective purchasers and mortgagees and, during the six (6) months prior to expiration of this Lease, to prospective tenants, during business hours on reasonable notice to LESSEE.

         28.      NOTICE

         If at any time it shall become necessary for one of the parties hereto to serve any notice, demand or communication, it shall be in writing sent by registered or certified mail, postage fully prepaid, and if intended for LESSOR shall be addressed to: Rose & Ken, Inc., 2315 Beach Boulevard, Jacksonville Beach, FL 32250, with copy to: Stephen A. Hould, Esquire, P. 0. Box 50457, Jacksonville Beach, FL 32240-0457.

         If intended for LESSEE, notice shall be deemed given when posted and addressed to the LESSEE at the Leased Premises or to such other address~as either party may direct in writing.

         29.      BINDING EFFECT

         This Lease shall inure to the benefit of and be binding upon the parties, their heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties hereto have set their hands and seals the day and year first above written.

                                                LESSOR
WITNESSES                                       ROSE & KEN, INC.
/s/ Tanya A. Meaux                              /s/ Kendall Taylor

Print Name:Tanya A. Meaux                       By: KENDALL TAYLOR
                                                Its: President
/s/ Joanne Pozo
Print Name:                                     LESSEE: BOAT TREE, INC.

                                                /s/ Joseph G. Pozo, Jr.
                                                By: JOSEPH G. POZO, JR.
Print Name:                                          Its: President



Print Name:

                                                    misc\lease
                                                        20

                                                     EXHIBIT B

ROSE & KEN, INC.,  LESSOR,  and BOAT TREE, INC.,  LESSEE,  pursuant to the lease
dated  December   _______,   1996,   confirms  that  the  commencement  date  is
____________________________________ and the termination date is
-----------------------------------.


ROSE & KEN, INC.:LESSOR




         /s/ Kendall B.Taylor
By:      KENDALL B. TAYLOR
Its:     President

BOAT TREE, INC.:           LESSEE




         /s/ Joseph G.Pozo, Jr.
By:      JOSEPH G. POZO, JR.
Its:




                                                    misc\lease
                                                        21

                                              ADDENDUM TO LEASE DATED
                                                 DECEMBER 16, 1996


         Between:                           Rose & Ken, Inc. as Lessor
                                            Boat Tree, Inc. as Lessee


         The following here-by made a part of said lease effective December 1, 1997, through the original lease term and all extension periods.

         The Lessor shall lease up to lessee six (6) boat slips south 1001, S-1002, S-1003, S-1004, S-1005, S-1006 for $600.00 per month plus sales tax.

         Lessee shall have the use of the fenced in area east of the showroom until lessor develops this parcel of land. The consideration for this is that Lessee at his expense will replace the fence with six(6) foot fence that will match the green fence that the Lessor recently installed.





Lessee:           Boat Tree, Inc.                   Lessor: Rose & Ken, Inc.

By:/s/Joseph G. Pozo, Jr.                              By:/s/ Kendall B. Taylor

Date:                                               Date:





misc\addlease
                                                         1

                                                       LEASE


         THIS LEASE made and entered into this 1st day of September, A.D., 1 997, by and between Rose & Ken, Inc., a Florida corporation, hereinafter called "LESSOR," whose principal office is at 2315 Beach Boulevard, Jacksonville, Beach, FL 32205, and Boat Tree, Inc., a Florida corporation, hereinafter called "LESSEE."

         1.       PREMISES

                  LESSOR, or and in consideration of the covenants and agreements hereinafter contained and made c" the part of LESSEE, does hereby demise and Lease to LESSEE the premises known as 2079-A_ Beach Boulevard, in the City of Jacksonville Beach, County of Duval, and State of Florida (hereinafter the "Leased Premises"). Ingress, egress and parking areas will be or common use of the LESSOR, LESSEE and all other tenants. The leased premises also include the Algonac lift and office/storage room about (15X20) feet. Also two boat slips 8- 7E & 9-7W.

         2.       TERM

                  2.1      Initial Term.

                  The initial term of this Lease shall be for a five (5) year term commencing on the first day of the month in which the LESSEE first occupies the Leased Premises, and terminating five (5) years thereafter. The parties agree to confirm in writing the commencement and expiration dates in writing upon occupancy by the LESSEE in the form attached hereto as Exhibit A.

                  2.2      Options to Extend Term.

Provided that LESSEE shall have performed the terms and conditions of this Lease including, but not limited to, the agreement to pay rent., then and in that event, the LESSEE shall have the option to renew this Lease, upon the same terms and conditions for three (3) successive terms of five (5) years each. To exercise the option, the LESSEE shall give written notice to LESSOR of the LESSEE's election to exercise the option not less than three (3) months prior to the expiration of the then existing term.

         3.       RENT.

                  A. During the initial term of this Lease, LESSEE shall pay on the first day of each month to LESSOR rent and other charges, without demand or notice. LESSEE will be given the first month (September) at no charge. The initial term of this Lease, rent shall be $3,000.00 per month . When the new service shop is built on the north side of the dry stack, then the rent will be $2,500.00 for the first month and then it will increase there after to $5,000.00 per month misc\addlease
                                                         2
inclusive of sale tax. On every anniversary of this lease the rent shall be increased by an amount equal to the change in Consumer Price Index (All Items) measured from the beginning of the initial term of this Lease, not to exceed two percent (2%).
                  B. LESSEE shall be liable for and shall pay all taxes levied upon personal property and trade fixtures located in the Leased Premises whether placed therein or owned by the LESSEE or the LESSOR. LESSOR shall pay all real estate taxes and insurance costs on the leased premise.

                  C. In the event the rent is not received by the LESSOR on or before the tenth day of the month, the LESSEE shall be liable for and shall pay, as and for additional rent, a charge of 1 of the normal monthly rent per day late up to the fifteenth day following the due date All such additional rent shall be paid by the LESSEE not later than the tenth day of the following month if not sooner paid.

                  D. In no event shall rent be subject to setoffs or deductions. No payment by the LESSEE or receipt by the LESSOR of a lesser amount than actually due, including, if appropriate, late charges, shall be deemed other than a payment on account of the earliest rent or additional rent due, nor shall any endorsement or statement on any check or on any letter accompanying any check or payment as rent be deemed an accord and satisfaction and the LESSOR may accept such check or payment without prejudice to the right to recover the balance of the rent or additional rent, to terminate this Lease for LESSEE's default or to pursue any other remedy provided for in this Lease.

                  E. In addition to the rent called for by Sub-Paragraph (B), all other charges required to be paid by LESSEE under the provisions of this Lease shall be deemed to be and become additional rent. whether or not the same be designated as such; provided, however, all provisions dealing with abatement of rent shall be construed to permit the abatement of the Sub- Paragraph (Bi rent component only and not any other sums due from LESSEE to LESSOR.

         4.       UTILITY CHARGES

         LESSEE agrees to pay all utility charges which may be levied, assessed or imposed upon said Leased Premises. Should LESSEE fail to pay any billing for such charges when due, LESSOR may, but is not required to, pay such billing in which event the amount so paid shall be additional rental then due and owing. LESSOR shall not be liable for any interruption or failure whatsoever in utility services or for any damage resulting to the LESSEE of the Leased Premises therefrom.

         5.       PURPOSE

         The Leased Premises shall be used only for the establishment of a boat service department. LESSOR agrees that during the term of this Lease, including any extensions, LESSEE shall have the exhaustive right, within the Marina of which the Leased Premises are a part, to establish a boat service business. This provision shall not prohibit individual boat owners from using other persons misc\addlease
                                                         3
or entities for service on their individual vessels if LESSEE can not perform the service that is needed. The LESSEE agrees to perform any and all necessary service work on boats or vessels that may be requested by the LESSOR or any of its marina customer. LESSEE agrees to charge LESSOR and its marina customers hourly mechanic fees and prices for parts that are competitive with fees and prices otherwise generally available in me market place. The LESSEE warrants and agrees that the quality of service and the timeliness of service provided by LESSEE to the general public, LESSOR's marina customers and to LESSOR shall at all times be of the highest possible standards as to quality of work and timeliness of performance. Further, the service shall not differ from or be less beneficial than the service provided by the LESSEE to its independent customers and the customers of the Boat Tree sales business operated by the LESSEE at 2079 Beach Boulevard. If LESSEE reeds boat pulled out for work to be done then LESSOR will charge LESSEE $2.00 per foot LESSOR will let LESSEE park trailers on the north side of the basin long enough for service to be done to the boat. LESSOR will have the right to use the 20 ton Algnac Lift from time to time at no charge as long as LESSEE is not using it. It is understood the this use is for marina use only. Any service work performed for LESSOR will be billed at LESSEE's cost.

         6.       ASSIGNMENT OR SUBLETTING

                  LESSEE shall not assign or sublet the Leased Premises in whole or in part to any person, firm or corporation, except to entities that are controlled by Joe Pozo without the prior written consent of LESSOR. No subletting or assignment of this Lease shall relieve the LESSEE from any of us obligations hereunder.

         7.       INSURANCE

                  LESSEE agrees to maintain the following insurance coverages:

                  A. Public liability insurance in such amounts as may be necessary to indemnify against any loss and which insurance policy shall specifically cover LESSOR as a named insured in amounts of $1,000,000.00 in case of injury to one person and $1,000,000.00 in case of injury to more than one person and to the limit of not less than $100,000.00 in respect to property damage, medical payments of $250.00 each person and $10,000.00 each accident.

                  B. Broad form casualty coverage for the LESSEE's contents (including any equipment which is included with this Lease) and signs including extended coverage clauses.

                  C. Proof of all insurance required hereunder shall be delivered to LESSOR prior to delivery of possession to the LESSEE and proof of continuing coverage shall be delivered as and when the initial coverage expires or is terminated.

                  D. LESSEE agrees that the LESSOR shall have no liability whatsoever or to any extent for or on account of any injury to any property of LESSEE or LESSEE at any time for or on account of the destruction of LESSEE's property in the Leased Premises, it being the misc\addlease
                                                         4
parties' agreement that the LESSEE shall bear all risk of loss associated with its LESSEE agrees ~o furnish LESSOR with a certificate or certificates of such insurance policy or policies, stating therein the number of each such policy and the date of expiration of each policy. Each of the policies must contain a provision that the same may not be canceled without the giving of ten days prior written notice to LESSOR herein. All insurance must be written with carriers acceptable to LESSOR, which acceptance shall not be unreasonably withheld. In the event LESSEE fails to obtain and maintain the required insurance, LESSOR, or its representative, is hereby authorized (but not required) to procure the foregoing insurance for LESSEE and LESSEE agrees to pay the cost of the premium therefor on demand, and such sum shall be deemed to be additional rent.

         8.       FIXTURES

                  All of LESSEE's trade fixtures and other fixtures and all personal property, apparatus, machinery and equipment installed by LESSEE on the Leased Premises (other than those provided by LESSOR) except such as have been affixed thereto, shall be and remain the personal property of the LESSEE and the same are herein referred to as "LESSEE's equipment." LESSEE's equipment may be removed from time to time by LESSEE provided it is not in default under the terms of this Lease and provided, if such removal shall injure or damage the Leased Premises, that LESSEE shall repair the damage and place the Leased Premises in the same condition as it would have been if such equipment had not been installed and removed.

         9.       CONDITION OF THE PREMISES

                  LESSEE's taking possession shall be conclusive evidence, as against LESSEE, that the Leased Premises were in good order and satisfactory condition when LESSEE took possession hereunder LESSOR has made no promise to alter, remodel, improve, repair, decorate or clean the Leased Premises or any part thereof, and has made no representation respecting the condition of the Leased Premises or the building. At the termination of this Lease, by lapse of time or otherwise, LESSEE shall return the Leased Premises in as good condition as when LESSEE took possession, ordinary wear and tear and any approved alterations or other approved changes excepted, failing which LESSOR may restore the Leased Premises to such condition and LESSEE shall pay the cost thereof upon request.

         10.      USE AND CARE OF PREMISES AND INDEMNITY

                  A. LESSEE covenants and agrees that it will not use or permit any person to use said Leased Premises or any part thereof for any use or purpose in violation of the laws of the United States of America, the State of Florida, City of Jacksonville Beach, County of Duval or ordinances or other regulations of the municipality in which said Leased Premises are situated or of any other lawful authorities. During the term hereof LESSEE will keep the Leased Premises and every part thereof in a clean and wholesome condition. LESSEE will in all respects and at all times fully comply with all lawful health, fire and police regulations.


misc\addlease
                                                         5

                  B. LESSEE shall indemnify and hold LESSOR, its representatives, agents, successors and assigns, harmless from any and all claims, proceedings, actions, penalties, fines, cleanup costs, medial expenses, damages, losses, costs and expenses, including reasonable attorney's fees, litigation expenses or expenses incurred related to litigation or administrative proceedings and court costs incurred by LESSOR, in any way relating to or arising from the LESSEE's generation, handling, manufacturing, treatment, storage, use, transportation, spillage leakage, dumping, discharge or disposal (whether legal or illegal, accidental or intentional) of any hazardous substance. As used herein, hazardous substance means any hazardous or toxic substance, material or waste which are or become regulated under any applicable local, state or federal law including, but not limited to, any material, waste or substance which is petroleum, asbestos, PCBs, designated as a hazardous substance under the Clean Water Act or defined as a hazardous waste pursuant to the Resource and Recovery Act or defined as a hazardous substance pursuant to the Comprehensive Environmental Response Compensation and Liability Act. LESSEE agrees to perform all necessary remedial activities to the satisfaction of the Florida Department of Environmental Protection, the United States Environmental Protection Agency, the United States Coast Guard and the local government as may be necessary to e~valuate and remedy any environmental contamination on, below, or around the Leased Premises resulting from the acts and/or omissions of the LESSEE, its agents, employees, invitees or guests. All remedial activities required by the LESSEE will be conducted in accordance with any and all applicable environmental laws, including, but not limited to, regulations of federal, state and local governments.

                  C. LESSEE will save LESSOR harmless and indemnify the LESSOR from and against any and all claims, actions, damages, liability and expenses, including attorney's fees, in connection with loss of life, personal injury or loss or damage of whatever nature, including property damage caused by or resulting from or claimed to have been caused by or to have resulted from, wholly or in part, any act, omission, or negligence of the LESSEE or anyone claiming under the LESSEE including, but without limitation, invitees, agents, associates, employees, servants, and contractors, occurring in, upon or at the Leased Premises, or arising out of the occupancy or use by the LESSEE of the Leased Premises or any part thereof. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any such injury, loss or damage, or any such claim, or any proceeding brought thereon or the defense thereof. If LESSEE or anyone claiming under LESSEE, or the whole or any part of the property of LESSEE, shall be injured, lost or damaged by theft, fire, water or steam or in any other way or manner, whether similar or dissimilar to the foregoing, no part of said injury, loss or damage is to be borne by the LESSOR or its agents. The LESSEE agrees that the LESSOR shall not be liable to the LESSEE or anyone claiming under the LESSEE for any injury, loss or damage that may be caused by or result from any act, omission, default or negligence of any persons occupying adjoining premises or any other part of the building or property. In the event the LESSOR shall, without fault on its part, be made a party to any litigation commenced by or against the LESSEE, the LESSEE shall protect and hold LESSOR harmless misc\addlease
                                                         6
from and shall pay all costs, expenses, and reasonable attorney's fees that may be incurred or paid by the LESSOR in enforcing this hold harmless and indemnity agreement.

                  D. LESSOR will save LESSEE harmless and indemnify the LESSEE from and against any and all claims, actions, damages, liability and expenses, including attorney's fees, in connection with loss of life, personal injury or loss or damage of whatever nature, including property damage caused by or resulting from or claimed to have been caused by or to have resulted from, wholly or in part, any act, omission, or negligence of the LESSOR or anyone claiming under the LESSOR including, but without limitation, LESSOR's invitees, agents, associates, employees, servants, and contractors, occurring in, upon or at the Leased Premises. The indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any such injury, loss or damage, or any sum claim, or any proceeding brought thereon or the defense thereof. The LESSOR agrees that the LESSEE shall not be liable to the LESSOR or anyone claiming under the LESSOR for any injury, loss or damage that may be caused by or result from any act, omission, default or negligence of any persons occupying adjoining premises or any other part of the building or property. In the event the LESSEE shall, without fault on its part, be made a party to any litigation commenced by or against the LESSOR, the LESSOR shall protect and hold LESSEE harmless from and shall pay all costs, expenses, and reasonable attorney's fees that may be incurred or paid by the LESSEE in enforcing this hold harmless and indemnity agreement.

         11.      REPAIRS AND REPLACEMENTS

                  A. The LESSOR shall maintain the roof, exterior walls, and fire sprinkler systems of the building of which the Leased Premises are a part in good repair and tenantable condition during the continuance of the Lease, except in case of damage arising from the act or the negligence of the LESSEE, its agents or employees. For the purpose of so maintaining the Leased Premises, the LESSOR reserves the right at reasonable times to enter and inspect the leased Premises and to make any necessary repairs to the building, including temporary cessation of services, including heating, water, electricity or air conditioning. LESSEE shall be responsible for the cost of all repairs necessitated by the intentional acts or negligence of the LESSEE, its agents, servants, employees or invitees.

                  B. LESSEE covenants and agrees at LESSEE's own expense to keep the interior of the Leased Premises and all plate glass and fixtures and the doors, doorjambs, and thresholds at all times in good repair, order and condition, except for such repairs as are necessitated by fire or other perils provided for by extended coverage clauses of policies of insurance carried by the LESSEE, and except such repairs for damage or loss caused by the sole negligence of LESSOR. Maintenance and repair of the electrical services in the Leased Premises shall be LESSEE's sole responsibility throughout the entire term of this Lease and any extensions hereof. The LESSEE agrees to maintain the Leased Premises and its systems and equipment in the same condition, order and repair as they are at the commencement of this Lease. LESSEE shall immediately make repair of any damage to the Leased Premises, its systems and equipment or the misc\addlease
                                                         7
building of which it is a part caused by the LESSEE, its agents or invitees.

                  C. If damage, which LESSEE is required to repair, is caused by perils not covered by insurance and LESSEE shall fail to commence repairing the damage and complete same within a reasonable time, or if LESSEE shall fail to keep the Leased Premises in a good state of maintenance and repair, LESSOR shall have the right, but not the obligation, to repair and/or maintain, and any amounts so expended by LESSOR shall be charges to LESSEE as additional rent due and payable on the first day of the month following.

                  D. At any time or times LESSOR, either voluntarily or pursuant to governmental requirement, may, at LESSOR's own expenses, make repairs, alterations or improvements in or to the building in which the Leased Premises are located, or any part thereof including the Leased Premises, and during operations, may close entrances, doors, corridors, elevators or other facilities, all without any liability to LESSEE by reason of interference, inconvenience or annoyance. LESSOR shall not be liable to LESSEE for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent premises or nearby building, land, street or alley. LESSEE shall pay LESSOR for overtime and for any other expenses incurred in event repairs, alteration, decorating or other work in the Leased Premises at LESSEE's request are not made during ordinary business hours.

         12.      ALTERATIONS

                  LESSEE shall make no alterations, additions or improvements in or to the Leased Premises without the prior written consent of LESSOR. LESSEE shall have no power or authority to permit construction liens to be placed upon the Leased Premises and in the event any liens are filed arising out of the LESSEE's activities, the same shall be removed within ten (10 days from the date LESSOR gives notice to LESSEE and LESSEE shall indemnify and hold LESSOR harmless from any and all costs, including LESSOR's attorney's fees, as may be incurred by LESSOR in enforcing the terms hereof and/or defending any construction lien claims.

         13.      DESTRUCTION

                  In the event the Leased Premises shall be destroyed or so damaged or injured by fire or other casualty during the term of agreement, whereby the same shall be rendered untenantable, then LESSOR shall have the right, but not the obligation, to render said Leased Premises tenantable by repairs within 1 80 days therefrom. In the event The LESSOR elects to repair the Leased Premises, the rent for the Leased Premises shall abate in proportion to the interference with the LESSEE's use of the Leased Premises until the repairs are complete unless the repairs are caused by the negligence or fault of the LESSEE in which event rent shall continue in the full amount called for by this Lease. If said Leased Premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel misc\addlease
                                                         8
this Lease, and in the event of such cancellation, the proportionate rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

         14.      CONDEMNATION

                  In the event that the whole or any substantial part of the Leased Premises shall be permanently taken or condemned for a public or quasi-public use or purpose by any competent authority, then and in that event the term of this Lease and any interest of LESSEE in the Leased premises shall terminate from the date when possession of the Leased Premises shall be required for such use or purpose. The then current basic rental shall in such case be apportioned as of the date of termination of the Lease. If, however, only a portion of the Leased Premises is so taken which only partially affects the occupancy or use of the Leased Premises by LESSEE, then and in such event, the rent shall be adjusted accordingly but this Lease shall otherwise continue in full force and effect.

         15.      SIGNS

                  LESSEE shall not attach, affix or exhibit or permit to be attached, affixed or exhibited, any sign in or upon any place in the Leased Premises without the prior written consent of LESSOR, which shall not be unreasonably withheld. The LESSEE shall be allowed from time to time to display messages on the LESSOR's electronic message sign at no additional charge to the LESSEE LESSOR reserves the right to impose a reasonable charge for use of the electronic sign but only in the event such a charge is being imposed on all other tenants using the electronic sign. The use of the electronic message sign shall be non-exclusive and shall be in conjunction with and coordinated with the LESSOR's use and the use of the other occupants of the Marina of which the Leased Premises are a part. The LESSOR does not guarantee any particular minimum amount of usage of the LESSOR's electronic sign.

         16.      SUBORDINATION

                  This Lease and all rights of LESSEE hereunder are and shall be subject to the lien of any and all mortgages which may now or hereafter affect the Leased Premises, and to all renewals, modifications and extensions thereof. LESSEE shall, upon demand, execute, acknowledge and deliver to LESSOR without expense to LESSOR, any and all instruments that may be necessary or proper to subordinate this Lease and all rights hereunder to the lien of any such mortgages and any renewals, modifications and extensions thereof. Should LESSEE fail at any time to execute and deliver such subordination instruments, LESSOR is hereby authorized to execute, acknowledge and deliver same as attorney-in-fact of LESSEE and in LESSEE's name, place and stead, and LESSEE hereby makes, constitutes and appoints LESSOR, its successor and assigns, such attorney-in-fact for said purpose.

         LESSOR shall have the following nonexclusive remedies under this Lease:


misc\addlease
                                                         9

                  A. If LESSEE defaults in the payment of rent, and does not cure the default within ten (10) days after written demand for payment of such rent, or if LESSEE defaults in the prompt and full performance of any other provisions of this Lease, and LESSEE does not cure the default within thirty
(30) days (forthwith if the default involves a hazardous condition) after written demand by LESSOR that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith upon the LESSOR's demand) or if the Leasehold interest of LESSEE be levied upon under execution or be attached by process of law, or if LESSEE makes an assignment for the benefit of creditors, or if a receiver be appointed for any property of LESSEE, or if LESSEE abandons the Leased Premises, then and in any such event LESSOR may, if LESSOR so elects but not otherwise, and with or without notice of such election and with or without any demand whatsoever either forthwith terminate this Lease and LESSEE's right to possession of the Leased Premises or, without terminating this Lease, re-enter the Leased Premises and re-let the Leased Premises for LESSEE's account.

                  B. Upon any termination of this Lease whether by lapse of time or otherwise, or upon any termination of LESSEE's right to possession without termination of the Lease, LESSEE shall surrender possession and vacate the Leased Premises immediately, and deliver possession thereof to LESSOR. LESSEE hereby grants to LESSOR full and free license to enter into and upon the Leased Premises in such event with or without process of law and to expel or remove LESSEE and any others who may be occupying or within the Leased Premises and u remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing LESSOR's rights to rent or any other right given to LESSOR hereunder or by operation of law.

                  C. Upon the termination of this Lease or upon termination of LESSEE's right of possession, LESSEE will at once surrender and deliver up said Leased Premises to LESSOR, together with all fixtures attached to and becoming part of the Leased Premises in as good condition as when LESSEE took possession, ordinary wear and tear and any alterations and approved changes, and any damage caused by perils covered by insurance, excepted. The improvements then standing upon the Leased Premises shall belong to LESSOR, and no compensation shall be allowed or paid therefor. In the event of the termination of this Lease prior to its normal expiration, because of any default on the part of LESSEE, LESSEE shall not be entitled to remove any of his trade fixtures and equipment until all sums due LESSOR under this Lease shall have been paid in full for the full remaining term thereof.


misc\addlease
                                                        10

                  D. LESSEE shall pay to LESSOR as liquidated damages, 1 .25 the amount of rent, and interest thereon, for each month or portion thereof during which LESSEE retains possession of the Leased Premises or any part thereof after expiration of the term by lapse of time.

                  E. After the service of notice of default or for possession, or the commencement of a suit, or after final judgment for the possession of said Leased Premises, LESSOR may receive and collect the amount stipulated in the Lease as rent, at the time fixed in the Lease, as compensation for the use and occupation of the Leased Premises, without waiver of the defaults or of the right to recover possession of the Leased Premises.

                  F. Each and every installment of rent or additional rent accruing under the covenants of this Lease which shall not be paid when due shall bear interest at the maximum rate permitted by law from the day when the same is payable under the terms of this Lease until the same shall be paid. All sums advanced or paid by LESSOR shall become additional rent under the terms of this Lease due and payable on the date of the advance or payment of said sums by LESSOR.

                  G. LESSEE shall pay all costs and reasonable attorneys' fees which may be incurred or paid by LESSOR in enforcing or interpreting the covenants and agreements of this Lease, and in representing LESSOR in any proceeding for bankruptcy relief filed by or against the LESSEE or any individual guarantor of this Lease. All such costs and reasonable attorney's fees when paid by LESSOR shall become at once a first and valid lien upon the LESSEE's equipment and fixtures on said Leased Premises and upon the leasehold estate hereby created.

                  H. Any and all property which may be removed from the Leased Premises by LESSOR pursuant to the authority of the Lease or of law, to which LESSEE is or may be entitled, may be handled, removed or stored by LESSOR at the risk, cost and expense of LESSEE. LESSOR shall in no event be responsible for the value, preservation or safekeeping thereof. LESSEE shall pay to LESSOR, as and for additional rent, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in LESSOR's possession or under LESSOR's control, or LESSOR may at its option, without notice, sell the said effects or any of the same for such price as LESSOR may deem best and apply the proceeds of such sale upon any amounts due under this Lease from LESSEE to LESSOR, including the expenses of the removal and sale. Any property of LESSEE not removed from the Leased Premises or retaken from storage by LESSEE within thirty (30) days after the end of the term, however terminated, shall be conclusively deemed to have been conveyed or transferred by LESSEE to LESSOR.

                  I. If LESSEE abandons the Leased Premises or otherwise entitles LESSOR so to elect, and LESSOR so elects to terminate LESSEE's right to possession only, without terminating the Lease. LESSOR may at LESSOR's option enter into the Leased Premises, remove LESSEE's signs and other evidences of tenancy, and take and hold possession thereof as in Paragraph (H) of this Section, without such entry and possession terminating the Lease or misc\addlease
                                                        11
releasing LESSEE, in whole or in part, from LESSEE's obligation to pay the rent hereunder for the full term. Upon and after entry into possession without termination of the Lease, LESSOR may, but need not, relet the Leased Premises or any part thereof for the account of LESSEE for such rent, for such time and upon such terms as LESSOR in LESSOR's sole discretion shall determine. LESSOR shall not be required to accept any tenant offered by LESSEE or to observe any instruction given by LESSEE about such reletting. In any such case, LESSOR may make repairs, alteration and additions in or to the Leased Premises, and redecorate the same to the extent deemed by LESSOR necessary or desirable, and LESSEE shall, upon demand, pay the cost thereof as additional rent, together with LESSOR's expenses of the reletting. If the consideration collected by LESSOR upon any such reletting for LESSEE's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating and LESSOR's expenses, LESSEE shall pay to LESSOR, as and for additional rent, the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of LESSOR, at the end of the stated terms of the Lease, LESSOR shall account for the surplus to LESSEE.

         18.      PARKING

                  Parking spaces br LESSEE, its employees and customers shall be at the reasonable discretion of the LESSOR to the mutual advantage of all tenants.

         19.      ENTRY

                  LESSOR, its agents, employees and contractors may enter the Leased Premises during reasonable hours for the purpose of making inspections, repairs or alterations or improvements connected with the Leased Premises or the building of which it is a part.

         20.      ENTIRE AGREEMENT

                  This Lease contains the entire agreement and understanding between the parties. There are no oral understandings, terms or conditions and neither party has relied upon any representation, expressed or implied, not contained in this Lease. All prior understandings, terms or conditions are deemed merged in this Lease. This Lease may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         21.      FURTHER ASSURANCES

                  The parties agree to execute and deliver any instruments in writing reasonably necessary to carry out any agreement, term, condition or assurance in this Lease whenever


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                                                        12
     occasion shall arise an: request for such instrument shall be made in accordance with terms of this Lease.

         22.      SAVINGS CLAUSE

                  If any provision of this Lease shall be declared invalid or unenforceable, the remainder of the Lease shall continue in full force and effect.

         23.      COMPLIANCE WITH RULES

                  LESSEE shall conserve and comply with such reasonable rules and regulations as LESSOR may prescribe on written notice to LESSEE, for the safety, care and cleanliness of the building and the comfort, quiet and convenience of other occupants of the building. LESSEE shall not permit the accumulation of waste or refuse in the Leased Premises or anywhere in or near the building.

         24.      NO WAIVER

                  The failure of either party to insist on a strict performance of any covenant or condition hereof or to exercise any option shall not be construed as a waiver of such covenant, condition or option in any other instance.

         25.      CONDITIONS OF LESSOR'S LIABILITY

                  LESSEE shall not be entitled to claim a constructive eviction from the Leased Premises unless LESSEE shall have first notified LESSOR in writing of the condition or conditions giving rise thereto and, if the complaints be justified, unless LESSOR shall have failed within a reasonable time after receipt of such notice to remedy such conditions.

         26.      RIGHT TO SHOW PREMISES

                  LESSOR may show the Leased Premises to prospective purchasers and mortgagees and, during the three (3) months prior to expiration of this Lease, to prospective tenants, during business hours on reasonable notice to LESSEE.

         27.      NOTICE

                  If at any time it shall become necessary for one of the parties hereto to serve any notice, demand or communication, it shall be in writing sent by registered or certified mail, postage fully prepaid, and if intended for LESSOR shall be addressed to: Rose & Ken, Inc., 231 5 Beach Boulevard, Jacksonville Beach, FL 32250, with copy to: Stephen A. Hould, Esquire, P. 0. Box 50457, Jacksonville Beach, FL 32240-0457.


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                                                        13

                  If intended for LESSEE, notice shall be deemed given when posted and addressed to the LESSEE at 1924 33rd strove Orlando FL 32839 with a copy to Greg Humphris c\o shutts


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                                                        14
and bowen, PA 20 North orange ave Orlando FL 32801 suit 1000. Or to such other address as either party may direct in writing.

         28.      BINDING EFFECT

                  This Lease shall inure to the benefit of and be binding upon the parties, their heirs, executors, administrators, successors and assigns.

         29.      Early termination option

                  After the first 24 months of this lease the LESSEE has the option during the initial term and extension period to terminate this lease with three months written notice and a $1 5,000.00 dollar early termination fee.


         IN WITNESS WHEREOF the parties hereto have set their hands and seals the day and year first above written.

                                                      LESSOR:
WITNESSES                                             ROSE & KEN, INC.

Sign:                                                /s/ Kendall Taylor
Print name:                                          By: KENDALL TAYLOR
                                                              Its: President

Sign:                                                 LESSEE: BOAT TREE, INC.
Print name:

                                                      /s/ Joseph G. Pozo, Jr.
Sign:                                                 By: JOSEPH G. POZO, JR.
Print name:                                                   Its: President


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                                                        15

                                                     EXHIBIT A

         ROSE & KEN, INC., Lessor, and BOAT TREE, INC., Lessee, pursuant to the lease dated ___ , 1997, confirm that the commencement date is, and the termination date is January 1, 1998, and the termination date is December 31, 2003.

ROSE & KEN, INC.: LESSOR                          BOAT TREE, INC.: LESSEE



/s/ Kendall B.Taylor                              /s/ Joseph G. Pozo, Jr.
By: KENDALL B. TAYLOR                             By:      J. G. POZO, JR.
Its: President                                                Its: President


misc\addlease
                                                        16